UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

IMARX THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0001-33043	86-0974730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12277 134th Court NE, Suite 202, Redmond, WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 821-5501

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On March 6, 2009, we issued a press release announcing our operating results for the fourth quarter and year ended December 31, 2008. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 8.01 Other Events

Our board of directors has determined that the annual meeting of stockholders will not be held in May of this year as it was in 2008. The board has not set a date for this year’s annual meeting of the stockholders but expects the date to be more than 30 days from the date of last year’s meeting, therefore, the deadline for the submission of shareholder proposals will be determined by the board in accordance with our bylaws after the board has set a date for the annual meeting of the stockholders.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by ImaRx Therapeutics, Inc. on March 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2009

IMARX THERAPEUTICS, INC.

/s/ BRADFORD A. ZAKES
By: Bradford A. Zakes
       President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by ImaRx Therapeutics, Inc. on March 6, 2009.

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